              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the references to our firm under the captions "Financial Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information and to the use of our report dated February 14, 1997, incorporated by reference in Post-Effective Amendment Number 12 to the Registration Statement (Form N-1A No.33-14737) of Chubb Investment Funds, Inc.


                                                  ERNST & YOUNG LLP

Boston, Massachusetts
April 21, 1997